LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

                           Supplement to Prospectuses
                                Dated May 1, 2003

         The following replaces the text describing the portfolio managers for the Liberty Federal Securities Fund, Variable Series in the section TRUST MANAGEMENT ORGANIZATIONS; PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR:

Ann T. Peterson, a vice president of Columbia, is the manager for the Fund, and has managed or co-managed the Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Columbia.


July 1, 2003